UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2019

Annual Report

to Shareholders

DWS European Equity Fund

(On October 1, 2019, DWS European Equity Fund was renamed DWS ESG International Core Equity Fund.)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
11	Portfolio Summary
13	Investment Portfolio
17	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights
25	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm
40	Information About Your Fund’s Expenses
41	Tax Information
42	Advisory Agreement Board Considerations and Fee Evaluation
47	Board Members and Officers
51	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS European Equity Fund

Letter to Shareholders

Dear Shareholder:

The markets, both domestic and global, have been increasingly influenced by geopolitical concerns in recent months — most notably the trade conflict between China and the United States and uncertainty around the implementation of Britain’s exit from the European Union (“Brexit”). The result has been increased volatility and continued efforts by central banks to bolster economic growth through monetary policy.

Against this backdrop, our Americas Chief Investment Officer (“CIO”) remains constructive, albeit more cautious than at the beginning of the year. In our view, while tariffs raise concerns, particularly for commodity producing and manufacturing industries, including the world’s regional economies tilted toward such industries and still suffering from their own weak internal recoveries, a robust labor market and other key metrics suggest the underpinnings of the U.S. economy remain intact.

Of course, these issues and their potential implications bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments may be warranted.

We invite you to access these views to better understand the changing landscape and, most important, what it may mean for you. The “Insights” section of our web site, dws.com, is home to our CIO View, which integrates the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This truly global perspective guides our strategic investment approach.

As always, we thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS European Equity Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

For its most recent fiscal year ended August 31, 2019, DWS European Equity Fund returned –6.75% (Class A shares) compared with the MSCI Europe Index return of –3.03%. The average fund in the Morningstar Europe Stock Funds peer group returned –3.79% for the same period.

Investment Process

On October 1, 2019, DWS European Equity Fund became DWS ESG International Core Equity Fund. In choosing stocks under the fund’s new management process, portfolio management uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index.

Over the 12-month period ended August 31, 2019, the European economy, which had been operating near a 2% GDP growth rate, slowed considerably. The German manufacturing PMI indicator slipped, and was under considerable pressure within core areas of the country. Germany, Europe’s leading economic power, registered negative GDP growth during the second quarter of 2019, with a neutral to slightly negative outlook for the third quarter. Gradually weakening PMI data beginning in 2018 has dragged down German growth. In response to economic weakness in Europe, after the close of the fund’s fiscal year, the European Central Bank (ECB) revised its inflation and growth forecasts downward, and reinitiated its quantitative easing program.

4	|	DWS European Equity Fund

Offsetting the weaker manufacturing data to some degree has been reasonably healthy consumer demand in Europe. The drop-off in manufacturing activity has thus far not affected European employment levels, especially in Germany. Thus, consumer demand in Europe has kept its economy afloat, and non-manufacturing economic data has held up reasonably well.

The main source for the decline in European manufacturing has been the escalation of the trade war between the United States and China, as well as the resulting disruptions and uncertainty. Trade disputes have had a negative effect on demand in the emerging markets including China, and Europe — Germany in particular — has a host of trade connections with Asia and the emerging markets.

In terms of global market performance, early in the fourth quarter of 2018, the U.S. Federal Reserve (the Fed) had been continuing to tighten its monetary policy in spite of weakening macroeconomic data. The Fed’s interest rate hike in December 2018 unnerved many investors and sparked a major market sell-off as well as a significant rotation out of certain equity market sectors and into others. In particular, cyclical sectors such as information technology, industrials and consumer discretionary sold off dramatically, and investors retreated to defensive sectors such as utilities, health care and consumer staples. Though the markets calmed considerably following the Fed’s abrupt decision in late December/early January to reverse course and eventually begin to loosen its monetary policy, the trend toward more defensive sector positioning by investors prevailed through much of the first eight months of this year. As a result, in terms of European equity markets, defensive sectors such as consumer staples and utilities stocks have primarily led performance in 2019.

Positive Contributors to Fund Performance

In response to the significant market disruption that occurred in December, we closed the fund’s underweight in consumer staples, which contributed to performance. Within consumer staples, the fund’s overweight to Nestle SA, which was gradually increased over the period, contributed to returns, as did its overweight to Danone SA. Within the consumer discretionary sector, holdings in the German athletic footwear company Puma SE made the largest overall contribution to the fund’s 12-month performance. Puma, with a new management group in place over

DWS European Equity Fund	|	5

the past two years, has performed well as it strategically and effectively allocated its marketing resources to certain sports and sports figures. Puma has also benefited from its rapid expansion in China.

Negative Contributors to Fund Performance

In terms of sectors, the fund’s underweight to health care and overall positioning within energy detracted from relative performance during the period. Within energy, the collapse of the oil price during the fourth quarter of 2018 hurt a number of portfolio companies whose market performance is generally tied to the price of crude oil. In particular, the fund’s position in the oil exploration and production company Aker BP ASA detracted from returns. The stock was sold in late 2018. In addition, holdings in the Irish packaging company Smurfit Kappa Group PLC weighed on relative return as investors punished cyclical names, especially during the fourth quarter. The fund continues to hold Smurfit based on its attractive long-term prospects and valuation.

Outlook and Positioning

In choosing stocks, the fund’s new management team (as of 10/1/19) uses proprietary quantitative models to identify and acquire holdings for the fund. The quantitative models are research based and identify primarily fundamental factors, including valuation, momentum, profitability, earnings and sales growth, which have been effective sources of return historically. These are dynamic models with different factor weights for different industry groupings. The fund’s portfolio is constructed based on this quantitative process that strives to maximize returns while maintaining a risk profile similar to the fund’s benchmark index. Portfolio management may sell a security when its quantitative model indicates that other investments are more attractive, when the company no longer meets performance or risk expectations, when a security no longer meets the Advisor’s sustainability criteria, or to maintain portfolio characteristics similar to the fund’s benchmark. All investment decisions are made within risk parameters set by portfolio management. The factors considered and models used by portfolio management may be adjusted from time to time and may favor different types of securities from different industries and companies at different times.

6	|	DWS European Equity Fund

Portfolio Management Team

Effective October 1, 2019, the portfolio management team is as follows:

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2019.

–	Joined DWS in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

–	Head of Core Equity and Co-Head of Systematic and Quantitative Strategies: New York.

–	Degree in Civil Engineering, Indian Institute of Technology; MBA, Kent State University; PhD in Finance, University of North Carolina at Chapel Hill.

Arno V. Puskar, Director

Portfolio Manager of the Fund. Began managing the Fund in 2019.

–	Joined DWS in 1987.

–	Portfolio Manager for US Equities and Quantitative Analyst: New York.

–	BS in Industrial Engineering from Lehigh University; MBA from Pepperdine University.

Prior to October 1, 2019, the portfolio management team was as follows:

Britta Weidenbach, CFA, Managing Director

Lead Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Head of European Equities: Frankfurt.

–	Joined DWS in 1999.

–	Master’s Degree in Economics (Diplom-Volkswirtin), University of Konstanz.

Mark Schumann, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 2003.

–	Portfolio Manager — European Equities: New York. Prior to his current role, he served in the Corporate Finance Division.

–	Master’s Degree in Finance, University of St. Gallen (HSG), Switzerland.

Gerd Kirsten, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Senior Portfolio Manager — European Equities: Frankfurt.

–	Joined DWS in 2009.

–	Diplom-Kaufmann in Banking, Technical University of Berlin; MBA, Columbia University.

Christian Reuter, CEFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Portfolio Manager — European Equities: Frankfurt.

–	Joined DWS in 1999.

–	Master’s Degree in Economics and Business Administration, University of Augsburg; Certified European Financial Analyst (CEFA).

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS European Equity Fund	|	7

Terms to Know

The MSCI Europe Index is an unmanaged equity index which captures large and mid-capitalization representation across 15 developed markets countries in Europe. It covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe.

The Morningstar Europe Stock category consists of funds that invest at least 70% of total assets in equities and invest at least 75% of stock assets in Europe. Most of these portfolios emphasize the region’s larger and more developed markets, including Britain, the Netherlands, Germany, France, and Switzerland. Many also invest in the region’s smaller markets, including the emerging markets of eastern Europe.

Consumer discretionary is the sector of the economy that includes companies (such as apparel and automobile companies) that sell nonessential goods and services.

Consumer staples stocks represent companies that make products purchased by consumers on a regular basis, such as food, beverages, alcohol and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

Gross domestic product (GDP) is the monetary value of goods and services produced within a country’s borders in a specific time frame.

The Institute of Supply Management (ISM) Manufacturing Index tracks manufacturing activity.

Overweight means that a fund holds a higher weighting in a given sector or stock compared with its benchmark index; underweight means that a fund holds a lower weighting in a given sector or stock.

Maintained by the Institute for Supply Management (ISM), the PMI is a composite of information extracted from responses to surveys from more than 400 purchasing managers selected for their geographic and industry diversification. The survey measures responses to topics such as production levels, new orders from customers, supplier deliveries, inventories and employment levels.

Quantitative easing (QE) is a type of monetary policy used by central banks to stimulate the economy. Central banks implement quantitative easing by purchasing financial assets from commercial banks and other financial institutions, thus raising the prices of those financial instruments and lowering their yields, while simultaneously increasing the money supply of a country or region.

8	|	DWS European Equity Fund

Performance Summary	August 31, 2019 (Unaudited)

Class A	1-Year	Life of Fund*

Average Annual Total Returns as of 8/31/19
Unadjusted for Sales Charge	–6.75%	2.85%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–12.11%	1.59%
MSCI Europe Index†	–3.03%	2.55%

Class C	1-Year	Life of Fund*

Average Annual Total Returns as of 8/31/19
Unadjusted for Sales Charge	–7.48%	2.08%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–7.48%	2.08%
MSCI Europe Index†	–3.03%	2.55%

Class S	1-Year	Life of Fund*

Average Annual Total Returns as of 8/31/19
No Sales Charges	–6.60%	3.00%
MSCI Europe Index†	–3.03%	2.55%

Institutional Class	1-Year	Life of Fund*

Average Annual Total Returns as of 8/31/19
No Sales Charges	–6.52%	3.11%
MSCI Europe Index†	–3.03%	2.55%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2018 are 1.52%, 2.30%, 1.35% and 1.23% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

DWS European Equity Fund	|	9

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	The Fund commenced operations on November 11, 2014.

†

MSCI Europe Index is an unmanaged equity index which captures large and mid-capitalization representation across 15 developed markets countries in Europe. It covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Europe Index.

On October 1, 2019, MSCI EAFE Index replaced the MSCI Europe Index as the fund’s principal benchmark index because the Advisor believes the MSCI EAFE Index more accurately reflects the fund’s current investment strategies.

	Class A	Class C	Class S	Institutional Class

Net Asset Value
8/31/19	$11.13	$10.89	$11.18	$11.21
8/31/18	$12.19	$11.93	$12.24	$12.28

Distribution Information as of 8/31/19
Income Dividends, Twelve Months	$.20	$.13	$.22	$.23

10	|	DWS European Equity Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	8/31/19	8/31/18
Common Stocks	99%	100%
Cash Equivalents	1%	0%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	8/31/19	8/31/18
France	26%	13%
Germany	17%	19%
United Kingdom	13%	8%
Switzerland	13%	16%
Netherlands	12%	13%
Spain	6%	4%
Sweden	3%	6%
Denmark	2%	2%
Ireland	2%	3%
Finland	2%	3%
Norway	2%	3%
Italy	1%	7%
Portugal	1%	3%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	8/31/19	8/31/18
Consumer Staples	19%	6%
Industrials	17%	13%
Financials	14%	18%
Information Technology	12%	12%
Consumer Discretionary	11%	11%
Health Care	11%	12%
Materials	8%	13%
Energy	5%	10%
Utilities	3%	4%
Communication Services	—	1%
	100%	100%

Currency Exposure* (As a % of Investment Portfolio)	8/31/19	8/31/18
Euro	54%	59%
British Pound	26%	15%
Swiss Franc	13%	14%
Swedish Krona	3%	6%
Danish Krone	2%	2%
Norwegian Krone	2%	4%
United States Dollar	0%	0%
	100%	100%

*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.

DWS European Equity Fund	|	11

Ten Largest Common Stocks at August 31, 2019 (31.3% of Net Assets)		Country	Percent
1	Nestle SA	Switzerland	5.6%
	Multinational company that markets a wide range of food products
2	Allianz SE	Germany	3.6%
	Provider of multi-line insurance services
3	SAP SE	Germany	3.2%
	Manufacturer of computer software
4	BNP Paribas SA	France	3.2%
	Provider of banking services
5	Danone SA	France	2.8%
	Producer of dairy products, beverages, baby food, and nutrition products
6	Diageo PLC	United Kingdom	2.7%
	Produces, distills and markets alcoholic beverages
7	Iberdrola SA	Spain	2.6%
	Generates, distributes, trades and markets electricity
8	Heineken NV	Netherlands	2.6%
	Producer and distributer of beverages internationally
9	Bureau Veritas SA	France	2.5%
	Provides a range of consulting services
10	Capgemini SE	France	2.5%
	IT consulting and services

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 51 for contact information.

12	|	DWS European Equity Fund

Investment Portfolio	as of August 31, 2019

	Shares	Value ($)
Common Stocks 98.1%
Denmark 2.3%
Novo Nordisk AS ‘‘B” (Cost $697,412)	14,094	732,908

Finland 2.1%
Neste Oyj (Cost $555,776)	21,215	668,747

France 24.9%

Airbus SE	3,465	478,166

Alstom SA	13,446	575,141

BNP Paribas SA	22,705	1,026,461

Bureau Veritas SA	33,642	806,493

Capgemini SE	6,661	800,482

Cie de Saint-Gobain	12,550	453,937

Danone SA	9,891	886,430

Kering SA	615	297,610

L’Oreal SA	1,935	529,220

LVMH Moet Hennessy Louis Vuitton SE	1,136	453,397

SEB SA	3,134	487,855

Teleperformance	3,232	706,515

Worldline SA 144A*	7,670	530,065

(Cost $7,075,479)		8,031,772

Germany 16.7%

Allianz SE (Registered)	5,327	1,175,244

BASF SE	3,542	234,597

Deutsche Boerse AG	2,668	393,227

Deutsche Post AG (Registered)	11,020	362,759

Fresenius SE & Co. KGaA	4,930	239,782

KION Group AG	8,347	403,883

LANXESS AG	6,090	367,335

Merck KGaA	4,112	440,264

Puma SE	8,450	642,806

SAP SE	8,709	1,040,971

Siemens Healthineers AG 144A	2,087	82,008

(Cost $4,980,392)		5,382,876

Ireland 2.2%
Smurfit Kappa Group PLC (Cost $685,421)	22,406	693,881

Italy 1.3%
Moncler SpA (Cost $178,094)	11,396	428,053

Netherlands 12.0%

ASML Holding NV	1,651	367,915

GrandVision NV 144A	20,349	614,385

The accompanying notes are an integral part of the financial statements.

DWS European Equity Fund	|	13

	Shares	Value ($)

Heineken NV	7,868	837,455

ING Groep NV	32,756	313,799

Koninklijke DSM NV	5,820	724,441

Koninklijke Philips NV	9,914	468,032

Royal Dutch Shell PLC “A”	19,479	541,606

(Cost $3,375,589)		3,867,633

Norway 1.5%
DNB ASA (Cost $525,038)	30,259	489,374

Portugal 0.9%
Galp Energia, SGPS, SA (Cost $315,114)	20,812	299,223

Spain 5.5%

Applus Services SA	35,213	469,348

Grifols SA	14,746	467,606

Iberdrola SA	83,009	853,389

(Cost $1,518,920)		1,790,343

Sweden 2.7%

Hexagon AB “B”	5,212	232,037

Swedbank AB “A”	21,121	271,718

Swedish Match AB	9,690	380,987

(Cost $1,169,531)		884,742

Switzerland 13.0%

Logitech International SA (Registered)	14,495	593,793

Lonza Group AG (Registered)*	1,128	399,682

Nestle SA (Registered)	16,196	1,816,200

Sika AG	3,439	494,722

Straumann Holding AG (Registered)	733	575,567

Temenos AG (Registered)*	1,840	309,419

(Cost $3,099,498)		4,189,383

United Kingdom 13.0%

Ashtead Group PLC	17,001	472,809

British American Tobacco PLC	19,163	674,971

Compass Group PLC	27,400	695,756

Diageo PLC	20,553	877,568

Prudential PLC	43,758	730,729

RELX PLC	15,830	379,496

Rentokil Initial PLC	68,227	375,121

(Cost $3,896,119)		4,206,450
Total Common Stocks (Cost $28,072,383)		31,665,385

The accompanying notes are an integral part of the financial statements.

14	|	DWS European Equity Fund

	Shares	Value ($)

Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 2.14% (a) (Cost $162,297)	162,297	162,297

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $28,234,680)	98.6	31,827,682
Other Assets and Liabilities, Net	1.4	467,713

Net Assets	100.0	32,295,395

A summary of the Fund’s transactions with affiliated investments during the year ended August 31, 2019 are as follows:

Value ($) at 8/31/2018	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distribu- tions ($)	Number of Shares at 8/31/2019	Value ($) at 8/31/2019
Securities Lending Collateral
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.04% (a) (b)
—	—	—	—	—	11,637	—	—	—
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 2.14% (a)
160,852	46,940,826	46,939,381	—	—	15,614	—	162,297	162,297
160,852	46,940,826	46,939,381	—	—	27,251	—	162,297	162,297

*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. Purchases and sales are not shown for securities lending collateral.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At August 31, 2019, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
Euro Stoxx 50 Index	EUR	9/20/2019	15	571,396	563,648	(7,748)

As of August 31, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	2,619,463	GBP	2,371,502	9/30/2019	4,173	Citigroup, Inc.

The accompanying notes are an integral part of the financial statements.

DWS European Equity Fund	|	15

Currency Abbreviations
EUR Euro
GBP British Pound

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Denmark	$—	$732,908	$—	$732,908
Finland	—	668,747	—	668,747
France	—	8,031,772	—	8,031,772
Germany	—	5,382,876	—	5,382,876
Ireland	—	693,881	—	693,881
Italy	—	428,053	—	428,053
Netherlands	—	3,867,633	—	3,867,633
Norway	—	489,374	—	489,374
Portugal	—	299,223	—	299,223
Spain	—	1,790,343	—	1,790,343
Sweden	—	884,742	—	884,742
Switzerland	—	4,189,383	—	4,189,383
United Kingdom	—	4,206,450	—	4,206,450
Short-Term Investments	162,297	—	—	162,297
Derivatives (c)
Forward Foreign Currency Contracts	—	4,173	—	4,173
Total	$162,297	$31,669,558	$—	$31,831,855

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (c)
Futures Contracts	$(7,748)	$—	$—	$(7,748)
Total	$(7,748)	$—	$—	$(7,748)

(c)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

16	|	DWS European Equity Fund

Statement of Assets and Liabilities

as of August 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $28,072,383)	$31,665,385
Investment in DWS Central Cash Management Government Fund (cost $162,297)	162,297
Cash	2
Foreign currency, at value (cost $59,183)	58,051
Deposit with broker for futures contracts	39,480
Receivable for investments sold	274,178
Receivable for Fund shares sold	2,017
Dividends receivable	46,759
Interest receivable	764
Receivable for variation margin on futures contracts	8,922
Unrealized appreciation on forward foreign currency contracts	4,173
Foreign taxes recoverable	161,645
Other assets	11,015
Total assets	32,434,688

Liabilities
Accrued management fee	1,935
Accrued Directors’ fees	1,330
Other accrued expenses and payables	136,028
Total liabilities	139,293
Net assets, at value	$32,295,395

Net Assets Consist of
Distributable earnings (loss)	(10,603,575)
Paid-in capital	42,898,970
Net assets, at value	$32,295,395

The accompanying notes are an integral part of the financial statements.

DWS European Equity Fund	|	17

Statement of Assets and Liabilities as of August 31, 2019 (continued)

Net Asset Value
Class A

Net Asset Value and redemption price per share (3,500,113 ÷ 314,482 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$11.13

Maximum offering price per share (100 ÷ 94.25 of $11.13)	$11.81
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,699,075 ÷ 155,953 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.89
Class S

Net Asset Value, offering and redemption price per share ($7,895,356 ÷ 706,513 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$11.18
Institutional Class

Net Asset Value, offering and redemption price per share ($19,200,851 ÷ 1,712,852 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$11.21

The accompanying notes are an integral part of the financial statements.

18	|	DWS European Equity Fund

Statement of Operations

for the year ended August 31, 2019

Investment Income
Income:

Dividends (net of foreign taxes withheld of $147,494)	$991,951
Income distributions — DWS Central Cash Management Government Fund	15,614
Securities lending income, net of borrower rebates	11,637
Total income	1,019,202
Expenses:
Management fee	265,902
Administration fee	40,908
Services to shareholders	46,415
Distribution and service fees	37,714
Custodian fee	67,424
Professional fees	96,480
Reports to shareholders	40,211
Registration fees	62,585
Directors’ fees and expenses	3,448
Other	16,913
Total expenses before expense reductions	678,000
Expense reductions	(272,565)
Total expenses after expense reductions	405,435
Net investment income (loss)	613,767

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(2,423,757)
Futures	(89,175)
Forward foreign currency contracts	183,736
Foreign currency	3,026
(2,326,170)
Change in net unrealized appreciation (depreciation) on:
Investments	(3,034,890)
Futures	(14,364)
Forward foreign currency contracts	(103,807)
Foreign currency	(4,728)
(3,157,789)
Net gain (loss)	(5,483,959)
Net increase (decrease) in net assets resulting from operations	$(4,870,192)

The accompanying notes are an integral part of the financial statements.

DWS European Equity Fund	|	19

Statements of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$613,767	$996,510
Net realized gain (loss)	(2,326,170)	1,128,647
Change in net unrealized appreciation (depreciation)	(3,157,789)	(1,501,567)
Net increase (decrease) in net assets resulting from operations	(4,870,192)	623,590
Distributions to shareholders:

Class A	(124,056)	—
Class C	(33,981)	—
Class S	(544,079)	—
Institutional Class	(249,633)	—
Total distributions	(951,749)	—
Fund share transactions:

Proceeds from shares sold	34,606,179	38,813,171
Reinvestment of distributions	948,256	—
Payments for shares redeemed	(52,605,983)	(27,860,538)
Net increase (decrease) in net assets from Fund share transactions	(17,051,548)	10,952,633
Increase (decrease) in net assets	(22,873,489)	11,576,223
Net assets at beginning of period	55,168,884	43,592,661

Net assets at end of period	$32,295,395	$55,168,884 *

*	Includes undistributed net investment income of $836,395.

The accompanying notes are an integral part of the financial statements.

20	|	DWS European Equity Fund

Financial Highlights

	Years Ended August 31,						Period Ended
Class A	2019	2018		2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$12.19	$11.74		$9.53		$10.18	$10.00
Income (loss) from investment operations:

Net investment income (loss)[b]	.16	.18		.07		.16	.18
Net realized and unrealized gain (loss)	(1.02)	.27	[c]	2.14		(.74)	(.01)
Total from investment operations	(.86)	.45		2.21		(.58)	.17
Less distributions from:

Net investment income	(.20)	—		—		(.07)	—
Redemption fees	—	—		.00	***	.00 ***	.01
Net asset value, end of period	$11.13	$12.19		$11.74		$9.53	$10.18
Total Return (%)[d]	(6.75)[e]	3.83	[e]	23.19	[e]	(5.76)	1.80	e**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	9		8		22	14
Ratio of expenses before expense reductions (%)	1.82	1.52		1.92		1.50	2.39	*
Ratio of expenses after expense reductions (%)	1.13	1.12		1.48		1.50	1.53	*
Ratio of net investment income (loss) (%)	1.44	1.47		.73		1.60	2.01	*
Portfolio turnover rate (%)	100	93		51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d]	Total return does not reflect the effect of any sales charges.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS European Equity Fund	|	21

	Years Ended August 31,						Period Ended
Class C	2019	2018		2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$11.93	$11.57		$9.47		$10.12	$10.00
Income (loss) from investment operations:

Net investment income (loss)[b]	.06	.07		.03		.09	.05
Net realized and unrealized gain (loss)	(.97)	.29	[c]	2.07		(.74)	.06
Total from investment operations	(.91)	.36		2.10		(.65)	.11
Less distributions from:

Net investment income	(.13)	—		—		—	—
Redemption fees	—	—		.00	***	.00 ***	.01
Net asset value, end of period	$10.89	$11.93		$11.57		$9.47	$10.12
Total Return (%)[d]	(7.48)[e]	3.11	[e]	22.18	[e]	(6.42)	1.20	[e]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	4		4		6	3
Ratio of expenses before expense reductions (%)	2.57	2.30		2.72		2.22	3.16	*
Ratio of expenses after expense reductions (%)	1.88	1.87		2.20		2.22	2.29	*
Ratio of net investment income (loss) (%)	.53	.58		.31		.90	.58	*
Portfolio turnover rate (%)	100	93		51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d]	Total return does not reflect the effect of any sales charges.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

22	|	DWS European Equity Fund

	Years Ended August 31,						Period Ended
Class S	2019	2018		2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$12.24	$11.76		$9.53		$10.19	$10.00
Income (loss) from investment operations:

Net investment income (loss)[b]	.10	.25		.14		.15	.12
Net realized and unrealized gain (loss)	(.94)	.23	[c]	2.09		(.72)	.06
Total from investment operations	(.84)	.48		2.23		(.57)	.18
Less distributions from:
Net investment income	(.22)	—		—		(.09)	—
Redemption fees	—	—		.00	***	.00 ***	.01
Net asset value, end of period	$11.18	$12.24		$11.76		$9.53	$10.19
Total Return (%)	(6.60)[d]	4.08	[d]	23.40	[d]	(5.70)	1.90	[d]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	32		19		31	20
Ratio of expenses before expense reductions (%)	1.63	1.35		1.68		1.36	2.23	*
Ratio of expenses after expense reductions (%)	.93	.92		1.28		1.36	1.37	*
Ratio of net investment income (loss) (%)	.89	2.00		1.35		1.56	1.44	*
Portfolio turnover rate (%)	100	93		51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS European Equity Fund	|	23

	Years Ended August 31,						Period Ended
Institutional Class	2019	2018		2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$12.28	$11.79		$9.55		$10.20	$10.00
Income (loss) from investment operations:

Net investment income (loss)[b]	.25	.18		.13		.20	.17
Net realized and unrealized gain (loss)	(1.09)	.31	[c]	2.11		(.76)	.02
Total from investment operations	(.84)	.49		2.24		(.56)	.19
Less distributions from:
Net investment income	(.23)	—		—		(.09)	(.00	)***
Redemption fees	—	—		.00	***	.00 ***	.01
Net asset value, end of period	$11.21	$12.28		$11.79		$9.55	$10.20
Total Return (%)	(6.52)[d]	4.16	[d]	23.46	[d]	(5.53)	2.01	[d]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	10		12		20	14
Ratio of expenses before expense reductions (%)	1.49	1.23		1.62		1.22	2.19	*
Ratio of expenses after expense reductions (%)	.88	.87		1.21		1.22	1.30	*
Ratio of net investment income (loss) (%)	2.28	1.49		1.29		2.03	1.95	*
Portfolio turnover rate (%)	100	93		51		141	39	**

[a]	For the period from November 11, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS European Equity Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS European Equity Fund (the “Fund”) is a diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information

DWS European Equity Fund	|	25

provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the

26	|	DWS European Equity Fund

Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended August 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of August 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement

DWS European Equity Fund	|	27

investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2019, the Fund had no securities on loan.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At August 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $14,449,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2019, and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders

28	|	DWS European Equity Fund

annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities, futures contracts, certain securities sold at a loss and recognition of certain foreign currency gains (losses) as ordinary income (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2019, the Fund’s components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income*	$689,348
Capital loss carryforwards	$(14,449,000)
Net unrealized appreciation (depreciation) on investments	$3,160,478

At August 31, 2019, the aggregate cost of investments for federal income tax purposes was $28,667,204. The net unrealized appreciation for all investments based on tax cost was $3,160,478. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $4,729,138 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $1,568,660.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2019	2018
Distributions from ordinary income*	$951,749	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation based upon the relative net assets or other appropriate measures.

DWS European Equity Fund	|	29

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended August 31, 2019, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency in which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

30	|	DWS European Equity Fund

A summary of the open futures contracts as of August 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended August 31, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $2,149,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the year ended August 31, 2019, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on certain of its foreign currency denominated portfolio holdings.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of August 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended August 31, 2019, the investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $2,898,000 to $6,871,000.

The following tables summarize the value of the Fund’s derivative instruments held as of August 31, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Currency Contracts (a)	$4,173

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized appreciation on forward foreign currency contracts

DWS European Equity Fund	|	31

Liability Derivative	Futures Contracts
Equity Contracts (b)	$(7,748)

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(b)	Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Equity Contracts (c)	$(89,175)	$—	$(89,175)
Foreign Currency Contracts (d)	—	183,736	183,736
	$(89,175)	$183,736	$94,561

Each of the above derivatives is located in the following Statement of Operations accounts:

(c)	Net realized gain (loss) from futures

(d)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Forward Contracts	Total
Equity Contracts (e)	$(14,364)	$—	$(14,364)
Foreign Currency Contracts (f)	—	(103,807)	(103,807)
	$(14,364)	$(103,807)	$(118,171)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Change in net unrealized appreciation (depreciation) on futures

(f)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of August 31, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and

32	|	DWS European Equity Fund

Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparties	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Assets
Citigroup, Inc.	$4,173	$—	$—	$4,173

C. Purchases and Sales of Securities

During the year ended August 31, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $40,327,403 and $58,041,577, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

DWS International GmbH, an affiliate of DIMA, serves as a subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and DWS International GmbH, DIMA, not the fund, compensates DWS International GmbH for the services it provides to the fund. Effective October 1, 2019, DWS International GmbH will no longer serve as subadvisor to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays the Advisor a management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.65%.

For the period from September 1, 2018 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.12%
Class C	1.87%
Class S	.92%
Institutional Class	.87%

DWS European Equity Fund	|	33

For the year ended August 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$41,539
Class C	16,372
Class S	115,623
Institutional Class	99,031
$272,565

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2019, the Administration Fee was $40,908, of which $2,845 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2019

Class A	$1,142	$188
Class C	260	34
Class S	1,907	206
Institutional Class	590	89
	$3,899	$517

In addition, for the year ended August 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$6,113
Class C	2,437
Class S	26,046
Institutional Class	4,589
$39,185

34	|	DWS European Equity Fund

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares of the Fund. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2019
Class C	$17,596	$1,086

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2019	Annual Rate
Class A	$14,241	$2,199	.24%
Class C	5,877	753	.25%
	$20,118	$2,952

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2019 aggregated $122.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2019, the CDSC for Class C shares aggregated $338. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended August 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $15,891, of which $8,472 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

DWS European Equity Fund	|	35

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2019.

F. Fund Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2019		Year Ended August 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	37,911	$398,696	254,180	$3,176,241
Class C	16,416	163,633	70,187	865,233
Class S	1,471,588	15,652,763	2,582,353	32,718,832
Institutional Class	1,731,503	18,391,087	166,396	2,052,865
		$34,606,179		$38,813,171

36	|	DWS European Equity Fund

	Year Ended August 31, 2019		Year Ended August 31, 2018
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	12,799	$122,169	—	$—
Class C	3,573	33,597	—	—
Class S	56,763	542,889	—	—
Institutional Class	26,016	249,601	—	—
		$948,256		$—

Shares redeemed
Class A	(449,143)	$(4,970,215)	(245,150)	$(3,011,282)
Class C	(165,566)	(1,740,755)	(140,537)	(1,684,493)
Class S	(3,475,834)	(36,211,259)	(1,578,507)	(19,398,278)
Institutional Class	(891,504)	(9,683,754)	(305,300)	(3,766,485)
		$(52,605,983)		$(27,860,538)

Net increase (decrease)
Class A	(398,433)	$(4,449,350)	9,030	$164,959
Class C	(145,577)	(1,543,525)	(70,350)	(819,260)
Class S	(1,947,483)	(20,015,607)	1,003,846	13,320,554
Institutional Class	866,015	8,956,934	(138,904)	(1,713,620)
		$(17,051,548)		$10,952,633

G. Fund Name and Strategy Change

Effective October 1, 2019, the Fund changed its name to DWS ESG International Core Equity Fund and changed its investment strategy to invest in foreign equities which meet the Advisor’s Environmental, Social and Corporate Governance (“ESG”) sustainability criteria at the time of investment.

DWS European Equity Fund	|	37

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS European Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS European Equity Fund (the “Fund”) (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) (the “Corporation”), including the investment portfolio, as of August 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) at August 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended August 31, 2018, and the financial highlights for the period from November 11, 2014 (commencement of operations) through August 31, 2015 and for the years ended August 31, 2016, August 31, 2017 and August 31, 2018, were audited by another independent registered public accounting firm whose report, dated October 25, 2018, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain

38	|	DWS European Equity Fund

reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

October 25, 2019

DWS European Equity Fund	|	39

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2019 to August 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

40	|	DWS European Equity Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/19	$1,038.20	$1,034.20	$1,039.10	$1,039.90
Expenses Paid per $1,000*	$5.75	$9.59	$4.73	$4.47

Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/19	$1,019.56	$1,015.78	$1,020.57	$1,020.82
Expenses Paid per $1,000*	$5.70	$9.50	$4.69	$4.43

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS European Equity Fund	1.12%	1.87%	.92%	.87%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended August 31, 2019 qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $1,300,000 or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid foreign taxes of $102,255 and earned $593,825 of foreign source income year during the year ended. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.21 per share as income earned from foreign sources for the year ended August 31, 2019.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS European Equity Fund	|	41

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS European Equity Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and DWS International GmbH (“DWS International”), an affiliate of DIMA, in September 2018. (effective October 1, 2019, DWS International no longer serves as sub-advisor to the Fund).

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others.

42	|	DWS European Equity Fund

The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DWS International are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DWS International’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DWS International provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisers, including DWS International. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board

DWS European Equity Fund	|	43

noted that, for the one- and three-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one-year period ended December 31, 2017.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board considered that, effective July 1, 2017, the Fund adopted a revised management fee schedule reducing DIMA’s management fee under the Agreement by 0.15%. With respect to the sub-advisory fee paid to DWS International, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages DWS Europe Funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

44	|	DWS European Equity Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DWS International.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA

DWS European Equity Fund	|	45

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

46	|	DWS European Equity Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	80	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	80	Portland General Electric[2] (utility company) (2003– present)

DWS European Equity Fund	|	47

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	80	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	80	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	80	Director, Aberdeen Japan Fund (since 2007)

48	|	DWS European Equity Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	80	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	80	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	80	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	80	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

DWS European Equity Fund	|	49

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Chief Financial Officer and Treasurer, since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[10] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

[10]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

50	|	DWS European Equity Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS European Equity Fund	|	51

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DURAX	DURCX	DURSX	DURIX
CUSIP Number	25156A 684	25156A 676	25156A 650	25156A 668
Fund Number	1009	1309	2009	1409

52	|	DWS European Equity Fund

Notes

Notes

Notes

DEEF-2

(R-039438-5 10/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS European Equity fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended August 31, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended August 31, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$66,433	$0	$6,755	$0
2018	$69,793	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended August 31, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended August 31, 2018.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended August 31, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended August 31, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended August 31, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$6,755	$740,482	$0	$747,237
2018	$0	$0	$0	$0

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended August 31, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(a)(3)	Not applicable

	(a)(4)(i)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

	(a)(4)(ii)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS European Equity Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/6/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/6/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/6/2019